                                                                    EXHIBIT 10.2

                                                               February 14, 1996
Fremont Financial Corporation
2020 Santa Monica Blvd.
Suite 600
Santa Monica, California 90404-2023
Attention:  Richard C. Pugh


                              Fremont Funding Inc.
                      Asset Sale and Contribution Agreement


Ladies and Gentlemen:

         In accordance with Section 8.1 of the Asset Sale and Contribution Agreement, dated as of March 1, 1993 (the "Agreement") between you, as Seller and us, as Buyer, we hereby request that the term of the Agreement be extended until May 15, 2002 unless terminated earlier in accordance with subsection 8.1(b) or subsection 8.1(c) of the Agreement. If you are in agreement with the extension of the term of the Agreement as set forth in this letter, please sign an acknowledgment copy of this letter and return to us.

                                     Very truly yours,

                                     FREMONT FUNDING INC.



                                     By:     /s/ PATRICK E. LAMB
                                        ------------------------------------
                                     Name:   Patrick E. Lamb
                                     Title:  Chief Financial Officer/Treasurer



ACKNOWLEDGED AND AGREED:

FREMONT FINANCIAL CORPORATION



By:     /s/ RICHARD C. PUGH
   -------------------------------------------
Name:   Richard C. Pugh
Title:  Senior Vice President/General Counsel


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                                                                  April 14, 1997
Fremont Financial Corporation
2020 Santa Monica Blvd.
Suite 600
Santa Monica, California 90404-2023
Attention:  Richard C. Pugh


                              Fremont Funding Inc.
                      Asset Sale and Contribution Agreement


Ladies and Gentlemen:

         In accordance with Section 8.1 of the Asset Sale and Contribution Agreement, dated as of March 1, 1993 (the "Agreement") between you, as Seller and us, as Buyer, we hereby request that the term of the Agreement be extended until April 15, 2004 unless terminated earlier in accordance with subsection 8.1(b) or subsection 8.1(c) of the Agreement. If you are in agreement with the extension of the term of the Agreement as set forth in this letter, please sign an acknowledgment copy of this letter and return to us.

                                     Very truly yours,

                                     FREMONT FUNDING INC.



                                     By:     /s/ PATRICK E. LAMB
                                        ------------------------------------
                                     Name:   Patrick E. Lamb
                                     Title:  Chief Financial Officer/Treasurer



ACKNOWLEDGED AND AGREED:

FREMONT FINANCIAL CORPORATION



By:     /s/ RICHARD C. PUGH
   ------------------------------------------
Name:   Richard C. Pugh
Title:  Senior Vice President/General Counsel